Exhibit 99.1

Investor Relations Contact
Nicole Noutsios
NMN Advisors (for Procera Networks)
procera@nmnadvisors.com
1+510-315-1003

Media Contact
Bob Eastwood
Engage PR (for Procera Networks)
beastwood@engagepr.com
1+ 510-748-8200 x215

Procera Networks Announces
First Quarter 2014 Financial Results

Fremont, CA – May 1, 2014 – Procera Networks, Inc. (NASDAQ: PKT), the global Internet intelligence company, today reported financial results for its first quarter 2014 ended on March 31, 2014.

First Quarter 2014 Business and Financial Highlights

—	Reports first quarter revenue of $14.5 million, meets Procera’s guidance for the quarter.

—	First quarter bookings of $10.9 million.

—	Recently awarded business at two new Tier 1 service providers in Asia and initial business is valued at approximately $3.5 million (not reflected in bookings and one of the awards was in April).

—	Added 16 new service provider customers, of which 13 are mobile operators; mobile operators contributed 49% of product revenue.

—	Received expansion orders from 12 current Tier 1 customers.

—	Selected by a Tier 1 Mobile operator in the U.S. for a field trial of our analytics and personalized services.

—	Expanded our Network Function Virtualization partnerships by joining Alcatel-Lucent’s CloudbandTM Ecosystem as a go-to-market partner.

—	Procera’s Network Application Visibility Library (NAVL) was selected by GFI SoftwareTM to enhance GFI WebMonitorTM, one of the industry’s leading web security solutions for small to mid-size businesses.

Revenue for the first quarter of 2014 was $14.5 million, up 3% from revenue of $14.2 million in the first quarter of 2013. GAAP net loss for the first quarter of 2014 was $6.0 million, or $0.29 per diluted share, compared to GAAP net loss of $6.7 million, or $0.34 per diluted share, for the first quarter of 2013. Non-GAAP net loss for the first quarter of 2014 was $3.9 million, or $0.19 per diluted share, compared to non-GAAP net loss of $3.1 million, or $0.16 per diluted share, for the first quarter of 2013. Bookings for the first quarter of 2014 were $10.9 million.

A description of the non-GAAP financial measures and a reconciliation to comparable GAAP measures is provided in the accompanying table entitled “Use of Non-GAAP Financial Information” below.

“Procera continues a rapid pace of innovation and development in Virtualization and customer experience solutions.  Our advances are attracting new trials and partnerships with industry leaders that position us well for competitive differentiation,” stated James Brear, President and CEO of Procera Networks.  “We will continue to invest in  broadband and mobile solutions for long-term growth.”

Guidance

Procera is reiterating guidance of annual revenue growth of 15% for 2014.  We expect a return to non-GAAP profitability in the second half of 2014.

This guidance is an estimate only and actual performance could differ. Procera’s financial results historically have been volatile, and a number of uncertainties and other factors may cause Procera’s future results, performance or achievements to be materially different from prior results.

Conference Call Information

Procera Networks, Inc. is hosting a conference call for analysts and investors to discuss its first quarter 2014 results  at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, May 1, 2014. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investors Relations” section of Procera’s website at http://proceranetworks.com/investors. A replay will be available following the call on Procera’s Investor Relations website and for one week at the following numbers: (855) 859-2056 (domestic), (404) 537-3406 (international) using ID# 22247157.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements related to Procera Networks, Inc., including statements about Procera's expectations for 2014 revenue growth and product solution investments, a return to non-GAAP profitability in the second half of 2014, long-term growth and the market opportunity, the estimated future value of Procera’s recently awarded business, as well as Procera’s general outlook. Statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause Procera’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the acceptance and adoption of Procera’s products; Procera’s ability to service and upgrade its products; lengthy sales cycles and lab and field trial delays by service providers; its ability to obtain any follow-on orders from major customers; its customers canceling orders or awards; its ability to achieve revenue recognition on awarded business; its dependence on a limited product line and key customers; its dependence on key employees; its ability to compete in our industry with companies that are significantly larger and have greater resources than us; its ability to manage costs effectively; its ability to protect its intellectual property rights in a global market; its ability to manufacture product quickly enough to meet potential demand; its ability to continue to integrate Vineyard Networks and realize anticipated benefits from the acquisition; and other risks and uncertainties described more fully in Procera’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" sections of its Form 10-K filed for the year ended December 31, 2013 and other reports filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov and on Procera’s website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to Procera as of the date hereof, and Procera undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

Use of Non-GAAP Financial Information

In addition to the financial results presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures. Our management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods and believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measures, provide incremental insight into the underlying factors and trends affecting both Procera’s performance and its cash-generating potential.

Our non-GAAP financial measures include adjustments for stock-based compensation expenses; business development expenses; cost reduction efforts; and acquisition-related intangible asset and deferred compensation amortization and tax effects. We have excluded the effect of stock-based compensation; the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers and acquisitions; expenses connected with cost reduction efforts; and acquisition-related intangible asset and deferred compensation amortization, and tax effects, from our non-GAAP gross profit, operating expenses and net income measures. Stock-based compensation, which represents the estimated fair value of stock options, restricted stock and restricted stock units granted to employees, is excluded since grant activities vary significantly from quarter to quarter in both quantity and fair value. In addition, although stock-based compensation will recur in future periods, excluding this expense allows us to better compare core operating results with those of our competitors who also generally exclude stock-based compensation from their core operating results, and who may have different granting patterns and types of equity awards and who may use different option valuation assumptions than we do. Business development expenses are necessary as part of certain growth strategies, such as through mergers and acquisitions, and will occur when such transactions are pursued. We have excluded these expenses because they can vary materially from period-to-period and transaction-to-transaction and expenses associated with these business development activities are not considered a key measure of Procera's operating performance. Cost reduction efforts occur with shifts in objectives and evolving requirements of the business and can result in fluctuating expenses connected with reducing employment in certain areas.  We have excluded these expenses because they can vary significantly from period-to-period and are not considered a key measure of Procera’s operating performance.  Acquisition-related intangible asset and deferred compensation amortization and tax effects represent non-cash charges and benefits that result from the accounting for acquisitions. We have excluded these items because, in any period, they may not directly correlate to the underlying performance of Procera’s business and these items can vary materially from period-to-period and transaction-to-transaction. In addition, we exclude these acquisition-related costs and benefits when evaluating our current operating performance.

Our non-GAAP financial measures may not reflect the full economic impact of Procera’s activities. Further, these non-GAAP financial measures may be unique to Procera, as they may be different from non-GAAP financial measures used by other companies, including Procera’s competitors. As such, this presentation of non-GAAP financial measures may not enhance the comparability of Procera’s results to the results of other companies. Therefore, these non-GAAP financial measures are limited in their usefulness and investors are cautioned not to place undue reliance on our non-GAAP financial measures. In addition, investors are cautioned that these non-GAAP financial measures are not intended to be considered in isolation and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations.”

About Procera Networks Inc.

Procera Networks Inc. (NASDAQ: PKT) delivers Internet Intelligence solutions to service providers and network equipment manufacturers for analytics and enforcement of broadband traffic worldwide. Procera’s solutions provide actionable intelligence and policy enforcement to ensure a high quality experience for any Internet and network connected devices. For more information, visit www.proceranetworks.com or follow Procera on twitter at @ProceraNetworks.

Procera Networks, Inc.
Condensed Consolidated Statements of Operations
Unaudited
(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Sales:
Product sales	$9,504	$10,411
Support sales	5,037	3,760
Total sales	14,541	14,171
Cost of sales:
Product cost of sales	5,091	6,087
Support cost of sales	1,066	715
Total cost of sales	6,157	6,802

Gross profit	8,384	7,369
	57.7%	52.0%
Operating expenses:
Research and development	4,548	4,401
Sales and marketing	6,877	6,621
General and administrative	3,110	3,637
Total operating expenses	14,535	14,659

Loss from operations	(6,151)	(7,290)

Interest and other income (expense), net	28	(50)

Loss before income taxes	(6,123)	(7,340)
Income tax provision (benefit)	(147)	(623)
Net loss	$(5,976)	$(6,717)

Net loss per share - basic and diluted	$(0.29)	$(0.34)

Shares used in computing net loss per share:
Basic and diluted	20,329	19,931

Procera Networks, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31, 2014	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$32,877	$90,774
Short-term investments	73,435	15,789
Accounts receivable, net of allowance	12,965	25,008
Inventories, net	20,229	18,836
Prepaid expenses and other	2,086	2,128
Total current assets	141,592	152,535

Property and equipment, net	7,658	7,121
Intangible assets, net	5,665	6,270
Goodwill	11,911	12,326
Deferred tax asset	1,210	1,101
Other non-current assets	91	83
Total assets	$168,127	$179,436

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,651	$7,305
Deferred revenue	10,458	11,633
Accrued liabilities	5,919	6,721
Total current liabilities	20,028	25,659

Non-current liabilities:
Deferred revenue	2,957	3,273
Deferred tax liability	1,599	1,690
Other long-term liabilities	136	143
Total liabilities	24,720	30,765

Commitments and contingencies	-	-

Stockholders' equity:
Common stock	21	21
Additional paid-in capital	221,145	219,763
Accumulated other comprehensive loss	(2,567)	(1,897)
Accumulated deficit	(75,192)	(69,216)
Total stockholders' equity	143,407	148,671

Total liabilities and stockholders' equity	$168,127	$179,436

Procera Networks, Inc.
GAAP to Non-GAAP Reconciliation; and Supplemental Financial Information
Unaudited
(in thousands, except per share data)

	Three Months Ended
	March 31 2014	December 31, 2013	March 31, 2013
Sales:
Product sales	$9,504	$16,191	$10,411
Support sales	5,037	5,139	3,760
Total sales	14,541	21,330	14,171
Cost of sales:
Product cost of sales, GAAP	5,091	8,011	6,087
Non-GAAP adjustments:
Stock-based compensation (1)	(15)	(26)	(19)
Amortization of intangibles (2)	(262)	(275)	(260)
Cost reduction efforts (3)	(237)	-	-
Product cost of sales, non-GAAP	4,577	7,710	5,808
Support cost of sales, GAAP	1,066	957	715
Non-GAAP adjustments:
Stock-based compensation (1)	(82)	(79)	(93)
Support cost of sales, non-GAAP	984	878	622
Total cost of sales, non-GAAP	5,561	8,588	6,430
Gross profit, non-GAAP	8,980	12,742	7,741
	61.8%	59.7%	54.6%
Operating expenses:
Research and development	4,548	5,016	4,401
Non-GAAP adjustments:
Stock-based compensation (1)	(388)	(292)	(500)
Cost reduction efforts (3)	(206)	-	-
Deferred compensation (4)	(65)	(753)	(688)
Research and development, non-GAAP	3,889	3,971	3,213

Sales and marketing	6,877	7,959	6,621
Non-GAAP adjustments:
Stock-based compensation (1)	(408)	(334)	(587)
Amortization of intangibles (2)	(113)	(119)	(112)
Cost reduction efforts (3)	(74)	-	-
Deferred compensation (4)	-	(777)	(654)

Sales and marketing, non-GAAP	6,282	6,729	5,268

General and administrative	3,110	2,537	3,637
Non-GAAP adjustments:
Stock-based compensation (1)	(420)	(512)	(399)
Cost reduction efforts (3)	(27)	-	-
Business development expenses (5)	-	-	(1,002)
General and administrative, non-GAAP	2,663	2,025	2,236
Total operating expenses, non-GAAP	12,834	12,725	10,717

Income (loss) from operations, non-GAAP	(3,854)	17	(2,976)

Interest and other income (expense), net	28	359	(50)

Income (loss) before income taxes, non-GAAP	(3,826)	376	(3,026)

Income tax provision (benefit)	(147)	511	(623)
Non-GAAP adjustments (6)	179	(142)	726
Income tax provision (benefit), non-GAAP	32	369	103
Net income (loss), non-GAAP	$(3,858)	$7	$(3,129)

Net income (loss) per share - diluted, non-GAAP	$(0.19)	$0.00	$(0.16)

Shares used in computing diluted net income (loss) per share	20,329	20,144	19,931

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(5,976)	$(3,302)	$(6,717)
Non-GAAP adjustments:
Stock-based compensation (1)	1,313	1,243	1,598
Amortization of intangibles (2)	375	394	372
Cost reduction efforts (3)	544	-	-
Deferred compensation (4)	65	1,530	1,342
Business development expenses (5)	-	-	1,002
Income tax adjustment (6)	(179)	142	(726)
As Adjusted	$(3,858)	$7	$(3,129)
		-
Reconciliation of Diluted Net Income (Loss) Per Share:
U.S. GAAP as reported	$(0.29)	$(0.16)	$(0.34)
Non-GAAP adjustments:
Stock-based compensation (1)	0.06	0.06	0.08
Amortization of intangibles (2)	0.02	0.02	0.02
Cost reduction efforts (3)	0.03	-	-
Deferred compensation (4)	0.00	0.08	0.07
Business development expenses (5)	-	-	0.05
Income tax adjustment (6)	(0.01)	0.01	(0.04)
As Adjusted	$(0.19)	$0.00	$(0.16)

Shares used in computing diluted net income (loss) per share	20,329	20,144	19,931

(1)	Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of ASC 718.
(2)	Amortization expense associated with intangible assets acquired in the Vineyard Networks acquisition.
(3)	Severance and other employee-related costs in connection with the Company’s cost-reduction efforts.
(4)	Deferred compensation includes amortization of amounts paid under retention agreements with Vineyard's three founders; these were paid during Q1 2014, after one year of continuous employment with the Company.
(5)	Business development expenses include the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, acquisitions and other significant partnership arrangements.
(6)	Income tax benefit associated with the following Vineyard acquisition related items: - reversal of Vineyard’s pre-existing income tax valuation allowance upon acquisition; and - amortization of acquired intangible assets and book/tax differences on deferred revenue.